UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, DC 20549

SCHEDULE 14A (Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION

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Eaton Vance Short Duration Diversified Income Fund (Name of Registrant as Specified in Its Charter)

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EATON VANCE SHORT DURATION DIVERSIFIED INCOME FUND

The Eaton Vance Building 255 State Street Boston, Massachusetts 02109

December 26, 2008

Dear Shareholder:

     You are cordially invited to attend the Annual Meeting of Shareholders of Eaton Vance Short Duration Diversified Income Fund (the "Fund"), which will be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, February 27, 2009 at 2:30 p.m. (Eastern time).

     At this meeting you will be asked to consider the election of Trustees. The enclosed proxy statement contains additional information.

     We hope that you will be able to attend the meeting. Whether or not you plan to attend and regardless of the number of shares you own, it is important that your shares be represented. I urge you to complete, sign and date the enclosed proxy card and return it in the enclosed postage-paid envelope as soon as possible to assure that your shares are represented at the meeting.

YOUR VOTE IS IMPORTANT - PLEASE RETURN YOUR PROXY CARD PROMPTLY.

It is important that your shares be represented at the Annual Meeting. Whether or not you plan to attend in person, you are requested to complete, sign and return the enclosed proxy card as soon as possible. You may withdraw your proxy if you attend the Annual Meeting and desire to vote in person.

EATON VANCE SHORT DURATION DIVERSIFIED INCOME FUND

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held Friday, February 27, 2009

     The Annual Meeting of Shareholders of Eaton Vance Short Duration Diversifed Income Fund, a Massachusetts business trust (the "Fund"), will be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, February 27, 2009 at 2:30 p.m. (Eastern time), for the following purposes:

(1)	To elect three Class I Trustees and one Class III Trustee of the Fund.

(2)	To consider and act upon any other matters that may properly come before the meeting and any adjourned or postponed session thereof.

     The Board of Trustees has fixed the close of business on December 12, 2008 as the record date for the determination of the shareholders of the Fund entitled to notice of and to vote at the meeting and any adjournments or postponements thereof.

By Order of the Board of Trustees

December 26, 2008 Boston, Massachusetts

IMPORTANT

Shareholders can help the Board of Trustees of the Fund avoid the necessity and additional expense to the Fund of further solicitations by promptly returning the enclosed proxy. The enclosed addressed envelope requires no postage if mailed in the United States and is intended for your convenience.

EATON VANCE SHORT DURATION DIVERSIFIED INCOME FUND

The Eaton Vance Building 255 State Street Boston, Massachusetts 02109

PROXY STATEMENT

     A proxy is enclosed with the foregoing Notice of the Annual Meeting of Shareholders of Eaton Vance Short Duration Diversified Income Fund (the "Fund"), to be held February 27, 2009, for the benefit of shareholders who do not expect to be present at the meeting. This proxy is solicited on behalf of the Board of Trustees of the Fund, and is revocable by the person giving it prior to exercise by a signed writing filed with the Fund’s Secretary, or by executing and delivering a later dated proxy, or by attending the meeting and voting the shares in person. Each proxy will be voted in accordance with its instructions; if no instruction is given, an executed proxy will authorize the persons named as attorneys, or any of them, to vote in favor of the election of each Trustee. This proxy material is being mailed to shareholders on or about December 26, 2008. The proxy materials are also availabe on the Eaton Vance website, www.eatonvance.com, by selecting "Closed-End Funds".

     The Board of Trustees of the Fund has fixed the close of business on December 12, 2008 as the record date for the determination of the shareholders entitled to notice of and to vote at the meeting and any adjournments or postponements thereof. Shareholders at the close of business on the record date will be entitled to one vote for each share held. As of December 12, 2008, there were 18,886,596 Common Shares of beneficial interest, $.01 par value per share ("Common Shares"), of the Fund outstanding. As of such date, to the Fund’s knowledge, (i) no shareholder beneficially owned more than 5% of the outstanding shares of the Fund; and (ii) the Trustees and executive officers of the Fund, individually and as a group, beneficially owned less than 1% of the outstanding shares of the Fund.

     The Board of Trustees of the Fund knows of no business other than that mentioned in Item 1 of the Notice of Meeting which will be presented for consideration. If any other matters are properly presented, it is the intention of the persons named as attorneys in the enclosed proxy to vote the proxies in accordance with their judgment on such matters.

PROPOSAL 1. ELECTION OF TRUSTEES

     The Fund’s Agreement and Declaration of Trust provides that a majority of the Trustees shall fix the number of the entire Board and that such number shall be at least two and no greater than fifteen. The Board will fix the appropriate number of Trustees from time to time. The Fund’s Agreement and Declaration of Trust further provides that the Board of Trustees shall be divided into three classes. The term of office of the Class I Trustees expires on the date of the 2009 Annual Meeting, and the term of office of the Class II and Class III Trustees will expire one and two years thereafter, respectively. Accordingly, only nominees for Class I Trustee are currently proposed for election. In addition, the Board has nominated Helen Frame Peters for election as a Class III Trustee. Ms. Peters was appointed by the Board as a Class III Trustee effective November 17, 2008. Class I Trustees chosen to succeed the Trustees whose terms are expiring will be elected for a three-year term and Ms. Peters will be elected to serve until 2011 to coincide with the term of office of her class. An effect of staggered terms is to limit the ability of entities or persons to acquire control of the Fund.

     Proxies will be voted for the election of the following Class I and Class III Trustee nominees: Benjamin C. Esty, Thomas E. Faust Jr. and Allen R. Freedman, all Class I nominees; and Helen Frame Peters, as a Class III nominee. Each nominee is currently serving as a Trustee and has consented to continue to so serve. In the event that a nominee is unable to serve for any reason (which is not now expected) when the election occurs, the accompanying Proxy will be voted for such other person or persons as the Board of Trustees may recommend. Election of Trustees is non-cumulative. Shareholders do not have appraisal rights in connection with the proposal in this proxy statement. The Trustees of the Fund shall be elected by the affirmative vote of a plurality of the shares of the Fund entitled to vote. No nominee is a party adverse to the Fund or any of its affiliates in any material pending legal proceeding, nor does any nominee have an interest materially adverse to the Fund.

     The Class II Trustees serving until the 2010 Annual Meeting are William H. Park, Ronald A. Pearlman and Heidi L. Steiger. The other Class III Trustees serving until the 2011 Annual Meeting are Lynn A. Stout and Ralph F. Verni.

     The nominees for Class I and Class III Trustee and the Fund’s current remaining Class II and Class III Trustees and their principal occupations for at least the last five years are as described below.

TRUSTEES
Number of
Portfolios
in Fund Complex
	Position(s) with	Term of Office and		Overseen By
Name, Address and Date of Birth(1)	the Fund	Length of Service	Principal Occupation(s) During Past Five Years	Trustee(2)	Other Directorships Held

CLASS I TRUSTEES NOMINATED FOR ELECTION

Noninterested Trustee

BENJAMIN C. ESTY	Class I Trustee	Until 2009.	Roy and Elizabeth Simmons Professor of Business Administration,	173	None
1/2/63		3 years.	Harvard University Graduate School of Business Administration.
Trustee since
2005.

Interested Trustee

THOMAS E. FAUST JR.	Class I	Until 2009.	Chairman, Chief Executive Officer and President of Eaton Vance Corp.	173	Director of EVC
5/31/58	Trustee	2 years.	("EVC"), Director and President of Eaton Vance, Inc. ("EV"), Chief
		Trustee	Executive Officer and President of Eaton Vance Management ("EVM"
		since 2007.	or "Eaton Vance") and Boston Management and Research ("BMR"),
and Director of Eaton Vance Distributors, Inc. ("EVD"). Trustee and/or
officer of 173 registered investment companies and 4 private investment companies managed by Eaton Vance or BMR.

Noninterested Trustees

ALLEN R. FREEDMAN	Class I Trustee	Until 2009.	Former Chairman (2002-2004) and a Director (1983-2004) of	173	Director of Assurant, Inc.
4/3/40		2 years.	Systems & Computer Technology Corp. (provider of software to higher		(insurance provider) and
		Trustee since	education). Formerly, a Director of Loring Ward International (fund		Stonemor Partners L.P. (owner
		2007.	distributor) (2005-2007). Formerly, Chairman and a Director of Indus		and operator of cemeteries)
International Inc. (provider of enterprise management software to the power generating industry) (2005-2007).

HELEN FRAME PETERS	Class III Trustee	Until 2009.	Professor of Finance, Carroll School of Management, Boston College	173	Director of Federal Home Loan
1/26/43		1 year.	(since 2003). Adjunct Professor of Finance, Peking University, Beijing,		Bank of Boston (a bank for
		Trustee Since	China (since 2005). Formerly, Dean, Carroll School of Management,		banks) and BJ’s Wholesale
		2008.	Boston College (2000-2003).		Club, Inc. (wholesale club
retailer); Trustee of SPDR Index
Shares Funds and SPDR Series
Trust (exchange traded funds)

CLASS II AND CLASS III TRUSTEES

WILLIAM H. PARK	Class II Trustee	Until 2010.	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance	173	None
9/19/47		3 years.	company) (since 2006). Formerly, President and Chief Executive
		Trustee since	Officer, Prizm Capital Management, LLC (investment management
		2005.	firm) (2002-2005).

RONALD A. PEARLMAN	Class II Trustee	Until 2010.	Professor of Law, Georgetown University Law Center.	173	None
7/10/40		3 years.
Trustee since
2004.

HEIDI L. STEIGER	Class II Trustee	Until 2010.	Managing Partner, Topridge Associates LLC (global wealth	173	Director of Nuclear Electric
7/8/53		2 years.	management firm) (since 2008); Senior Adviser (since 2008),		Insurance Ltd. (nuclear
		Trustee since	President (2005-2008), Lowenhaupt Global Advisors, LLC (global		insurance provider) and Aviva
		2007.	wealth management firm). Formerly, President and Contributing		USA (insurance provider)
Editor, Worth Magazine (2004-2005). Formerly, Executive Vice
President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).

LYNN A. STOUT	Class III Trustee	Until 2011.	Paul Hastings Professor of Corporate and Securities Law (since 2006)	173	None
9/14/57		3 years.	and Professor of Law (2001-2006), University of California at Los
		Trustee since	Angeles School of Law.
2004.

RALPH F. VERNI	Chairman	Until 2011.	Consultant and private investor.	173	None
1/26/43	of the	3 years.
	Board and	Trustee
	Class III	since 2004;
Chairman since
2007.

(1)	The business address of each Trustee is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109.

(2)	Includes both master and feeder funds in a master-feeder structure.

Interested Trustee

     Thomas E. Faust Jr. is an “interested person” (as defined in the Investment Company Act of 1940 (the “1940 Act”)) by reason of his affiliation with EVM, the Fund’s investment adviser, and EVC, a publicly-held holding company, which owns all the outstanding shares of EVM and of EVM’s trustee, EV. (EVM, EVC, and their affiliates are sometimes referred to collectively as the “Eaton Vance Organization”.) Mr. Faust holds positions with other Eaton Vance affiliates that are comparable to his position with Eaton Vance listed above.

Board Meetings and Committees

     During the fiscal year ended October 31, 2008, the Trustees of the Fund met twelve times. The Board of Trustees has several formal standing committees, an Audit Committee, a Contract Review Committee (formerly, the Special Committee), a Governance Committee, a Portfolio Management Committee and a Compliance Reports and Regulatory Matters Committee. The Audit Committee met seven times, the Contract Review Committee met ten times, the Governance Committee met eight times, the Portfolio Management Committee met three times and the Compliance Reports and Regulatory Matters Committee met two times during such period. Each Trustee attended at least 75% of the Board and Committee meetings on which he or she serves. None of the Trustees attended the Fund’s 2008 Annual Meeting of Shareholders.

     Each Committee of the Board of Trustees of the Fund is comprised of only those Trustees who are not “interested persons” as that term is defined under the 1940 Act (“Independent Trustees”). The respective duties and responsibilities of these Committees remain under the continuing review of the Governance Committee and the Board.

     Messrs. Park (Chair) and Verni and Mmes. Steiger and Stout serve on the Audit Committee of the Board of Trustees of the Fund, such Audit Committee being established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. Each Audit Committee member is independent under applicable listing standards of the New York. The purposes of the Audit Committee are to (i) oversee the Fund’s accounting and financial reporting processes, its internal control over financial reporting, and, as appropriate, the internal control over financial reporting of certain service providers; (ii) oversee or, as appropriate, assist Board oversight of the quality and integrity of the Fund’s financial statements and the independent audit thereof; (iii) oversee, or, as appropriate, assist Board oversight of, the Fund’s compliance with legal and regulatory requirements that relate to the Fund’s accounting and financial reporting, internal control over financial reporting and independent audits; (iv) approve, prior to appointment, the engagement and, when appropriate, replacement of the independent auditors, and, if applicable, nominate independent auditors to be proposed for shareholder ratification in any proxy statement of the Fund; (v) evaluate the qualifications, independence and performance of the independent auditors and the audit partner in charge of leading the audit; and (vi) prepare, as necessary, such Audit Committee reports consistent with the requirements of applicable Securities and Exchange Commission ("SEC") and stock exchange rules for inclusion in the proxy statement for the Annual Meeting of Shareholders of the Fund. The Fund’s Board of Trustees has adopted a written charter for its Audit Committee, a copy of which is attached as Exhibit A. The written charter is also available on the Eaton Vance website, www.eatonvance.com, select "Closed-End Funds" and then "Corporate Governance". The Audit Committee’s Report is set forth below under “Additional Information”. The Board of Trustees of the Fund have designated Mr. Park as the Fund’s Audit Committee financial expert.

     Messrs. Verni (Chair), Esty, Freedman, Park and Pearlman and Ms. Peters serve on the Contract Review Committee of the Board of Trustees of the Fund. The purposes of the Contract Review Committee are to consider, evaluate and make recommendations to the Board of Trustees concerning the following matters: (i) contractual arrangements with each service provider to the Fund, including advisory, sub-advisory, transfer agency, custodial and fund accounting, distribution services (if any) and administrative services; (ii) any and all other matters in which any of the Fund’s service providers (including Eaton Vance or any affiliated entity thereof) has an actual or potential conflict of interest with the interests of the Fund or its shareholders; and (iii) any other matter appropriate for review by the Independent Trustees, unless the matter is within the responsibilities of the Audit Committee or the Governance Committee of the Fund.

     Messrs. Esty (Chair) and Freedman and Ms. Peters are currently members of the Portfolio Management Committee of the Board of Trustees of the Fund. The purposes of the Portfolio Management Committee are to: (i) assist the Board of Trustees in its oversight of the portfolio management process employed by the Fund and its investment adviser and sub-adviser(s), if applicable, relative to the Fund’s stated objective(s), strategies and restrictions; (ii) assist the Board of Trustees in its oversight of the trading policies and procedures and risk management techniques applicable to the Fund; and (iii) assist the Board of Trustees in its monitoring of the performance results of all funds, giving special attention to the performance of certain funds that it or the Board of Trustees identifies from time to time.

     Mr. Pearlman (Chair) and Mmes. Steiger and Stout are currently members of the Compliance Reports and Regulatory Matters Committee of the Board of Trustees of the Fund. The purposes of the Compliance Reports and Regulatory Matters Committee are to: (i) assist the Board of Trustees in its oversight role with respect to compliance issues and certain other regulatory matters affecting the Fund; (ii) serve as a liaison between the Board of Trustees and the Fund’s Chief Compliance Officer; and (iii) serve as a “qualified legal compliance committee” within the rules promulgated by the SEC.

     Mmes. Stout (Chair), Peters and Steiger and Messrs. Esty, Freedman, Park, Pearlman and Verni serve on the Governance Committee of the Board of Trustees of the Fund. Each Governance Committee member is independent under applicable listing standards of the New York Stock Exchange. The purpose of the Governance Committee is to consider, evaluate and make recommendations to the Board of Trustees with respect to the structure, membership and operation of the Board of Trustees and the Committees thereof, including the nomination and selection of Independent Trustees and a Chairperson of the Board and the compensation of Independent Trustees.

     The Fund’s Board of Trustees has adopted a written charter for its Governance Committee, a copy of which is available on the Eaton Vance website, www.eatonvance.com, select "Closed-End Funds" and then "Corporate Governance". The Governance Committee identifies candidates by obtaining referrals from such sources as it deems appropriate, which may include current Trustees, management of the Fund, counsel and other advisors to the Trustees, and shareholders of the Fund who submit recommendations in accordance with the procedures described in the Committee’s charter. In no event shall the Governance Committee consider as a candidate to fill any vacancy an individual recommended by management of the Fund, unless the Governance Committee has invited management to make such a recommendation. The Governance Committee will, when a vacancy exists or is anticipated, consider any nominee for Independent Trustee recommended by a shareholder if such recommendation is submitted in writing to the Governance Committee, contains sufficient background information concerning the candidate, including evidence the candidate is willing to serve as an Independent Trustee if selected for the position, and is received in a sufficiently timely manner. The Governance Committee’s procedures for identifying and evaluating candidates for the position of Independent Trustee, including the procedures to be followed by shareholders of the Fund wishing to recommend such candidates for consideration by the Governance Committee and the qualifications the Governance Committee will consider, are set forth in an appendix to the Committee’s charter.

Communications with the Board of Trustees

     Shareholders wishing to communicate with the Board may do so by sending a written communication to the Chairperson of the Board of Trustees, the Chairperson of any Committee of the Board of Trustees or to the Independent Trustees as a group, at the following address: The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, c/o the Secretary of the Fund.

Share Ownership By Trustee

     The following table shows the dollar range of shares beneficially owned in the Fund and in all Eaton Vance funds by each Trustee.

Aggregate Dollar Range of Equity
Securities in all Eaton Vance
Name of Trustee	Dollar Range of Fund Shares Held+	Funds Overseen by Trustee+

Interested Trustee
Thomas E. Faust Jr.	None	over $100,000
Noninterested Trustees
Benjamin C. Esty	None	over $100,000
Allen R. Freedman	None	over $100,000
William H. Park	None	over $100,000*
Ronald A. Pearlman	None	over $100,000
Helen Frame Peters	None	None
Heidi L. Steiger	None	$50,001 - $100,000
Lynn A. Stout	None	over $100,000*
Ralph F. Verni	None	over $100,000*

+ Figures are as of December 12, 2008.
* Includes shares which may be deemed to be beneficially owned through the Trustee Deferred Compensation Plan.

Remuneration of Trustees

     Each Independent Trustee is compensated for his or her services according to a fee schedule adopted by the Board of Trustees, and receives a fee that consists of an annual retainer and a committee service component. The Fund currently pays each Independent Trustee a pro rata share, as described below of: (i) an annual retainer of $170,000; (ii) an additional annual retainer of $115,000 for serving as the Chair of the Independent Trustees; (iii) an additional annual retainer of $40,000 for Committee Service; (iv) an additional annual retainer of $20,000 for serving as the Governance Committee Chair, the Audit Committee Chair, the Compliance Committee Chair or the Portfolio Management Committee Chair; and (v) out-of-pocket expenses. The pro rata share paid by the Fund is based on the Fund’s average net assets as a percentage of the average net assets of all the funds in the Eaton Vance Fund Complex. For the fiscal year ended October 31, 2008, the Trustees of the Fund earned the compensation set forth below in their capacities as Trustees of the Fund. For the calendar year ended December 31, 2007, the Trustees earned the compensation set forth below in their capacities as Trustees of the funds in the Eaton Vance Fund Complex(1):

	Aggregate	Total Compensation
	Compensation	from Fund
Name of Trustee	from Fund	and Fund Complex(1)

Benjamin C. Esty	$1,456	$200,000
Allen R. Freedman	1,428	150,000
William H. Park	1,447(2)	200,000(3)
Ronald A. Pearlman	1,456	166,667
Heidi L. Steiger	468	150,000
Lynn A. Stout	1,558(4)	217,500(5)
Ralph F. Verni	2,191(6)	257,500(7)

(1)	As of December 12, 2008, the Eaton Vance Fund Complex consisted of 173 registered investment companies or series thereof. Ms. Peters was appointed a Trustee on November 17, 2008, and thus did not receive fees for either period. The compensation schedule disclosed above reflects the current compensation schedule, but may not have been in place for the Fund’s full fiscal year ended October 31, 2008 or the full calendar year ended December 31, 2007. Amounts do not include expenses reimbursed to Trustees for attending Board meetings, which in the aggregate amounted to $25,870 for the calendar year ended December 31, 2007.

(2)	Includes $405 of deferred compensation.

(3)	Includes $80,000 of deferred compensation.

(4)	Includes $717 of deferred compensation.

(5)	Includes $45,000 of deferred compensation.

(6)	Includes $1,412 of deferred compensation.

(7)	Includes $128,750 of deferred compensation.

     Trustees of the Fund who are not affiliated with Eaton Vance may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Trustees Deferred Compensation Plan (the “Trustees’ Plan”). Under the Trustees’ Plan, an eligible Trustee may elect to have his or her deferred fees invested by the Fund in the shares of one or more funds in the Eaton Vance Fund Complex, and the amount paid to the Trustees under the Trustees’ Plan will be determined based upon the performance of such investments. Deferral of Trustees’ fees in accordance with the Trustees’ Plan will have a negligible effect on the Fund’s assets, liabilities, and net income per share, and will not obligate the Fund to retain the services of any Trustee or obligate the Fund to pay any particular level of compensation to the Trustee. The Fund does not have a retirement plan for its Trustees.

The Board of Trustees recommends that shareholders vote FOR the election of the three Class I Trustee nominees and one Class III nominee.

NOTICE TO BANKS AND BROKER/DEALERS

     The Fund has previously solicited all Nominee and Broker/Dealer accounts as to the number of additional proxy statements required to supply owners of shares. Should additional proxy material be required for beneficial owners, please forward such requests to American Stock Transfer & Trust Company, 59 Maiden Lane, New York, NY 10038.

ADDITIONAL INFORMATION

Audit Committee Report

     The Audit Committee reviewed and discussed the audited financial statements with Fund management. The Audit Committee also discussed with the independent registered public accounting firm the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards), as modified or supplemented. The Audit Committee received the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as modified or supplemented, and discussed with the independent registered public accounting firm their independence.

     Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Trustees that the audited financial statements be included in the Fund’s annual report to shareholders for the fiscal year ended October 31, 2008 for filing with the SEC. As mentioned, the Audit Committee is currently comprised of Messrs. Park (Chair) and Verni and Mmes. Steiger and Stout.

Auditors, Audit Fees and All Other Fees. Deloitte & Touche LLP (“Deloitte”), 200 Berkeley Street, Boston, Massachusetts 02116, serves as the independent registered public accounting firm of the Fund. Deloitte is expected to be present at the Annual Meeting, but if not, a representative will be available by telephone should the need for consultation arise.

Representatives of Deloitte will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

     The following table presents the aggregate fees billed to the Fund for each of the two fiscal years ended October 31, 2007 and 2008 by the Fund’s independent registered public accounting firm for professional services rendered for the audit of the Fund’s annual financial statements and fees billed for other services rendered by the independent registered public accounting firm during these periods.

	10/31/08	10/31/07

Audit Fees	$63,395	$65,950
Audit-Related Fees(1)	--	--
Tax Fees(2)	23,800	19,710
All Other Fees(3)	--	--

Total	$87,195	$85,660

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under the category of audit fees.

(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the independent registered public accounting firm relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the Fund’s independent registered public accounting firm other than audit, audit-related, and tax services.

     No services described in the table above were approved by the Fund’s Audit Committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

     The Fund’s Audit Committee has adopted policies and procedures relating to the pre-approval of services provided by the Fund’s independent registered public accounting firm (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the Audit Committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the Audit Committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the Audit Committee. The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the Fund’s Audit Committee at least annually. The Fund’s Audit Committee maintains full responsibility for the appointment, compensation, and oversight of the work of the Fund’s independent registered public accounting firm.

     The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to the Fund by the Fund’s independent registered public accounting firm for the Fund for each of the two fiscal years ended October 31, 2007 and 2008; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to the Eaton Vance Organization by the Fund’s independent registered public accounting firm for the Fund for each of the two fiscal years ended October 31, 2007 and 2008.

	10/31/08	10/31/07

Fund	$ 23,800	$ 19,710
Eaton Vance (1)	$317,300	$286,446

(1)	The Fund’s investment adviser, as well as any of its affiliates that provide ongoing services to the Fund, are subsidiaries of Eaton Vance Corp.

     The Fund’s Audit Committee has considered whether the provision by the Fund’s independent registered public accounting firm of non-audit services to the Fund’s investment adviser, as well as any of its affiliates that provide ongoing services to the Fund, that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the independent registered public accounting firm’s independence.

Officers of the Fund

     The officers of the Fund and their length of service are set forth below. The officers of the Fund hold indefinite terms of office. Because of their positions with Eaton Vance and their ownership of EVC stock, the officers of the Fund will benefit from the advisory fees paid by the Fund to Eaton Vance. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with Eaton Vance listed below.

Term of Office and
Name, Address and Date of Birth(1)	Position(s) Held with the Fund	Length of Service	Principal Occupation(s) During Past Five Years(2)

PAYSON F. SWAFFIELD	President	Since 2007*	Chief Income Investment Officer of EVC. Vice President of Eaton Vance and BMR. Officer of 3
8/13/56			registered investment companies managed by Eaton Vance or BMR.

JOHN R. BAUR	Vice President	Since 2007	Vice President of Eaton Vance and BMR. Previously, attended Johnson Graduate School of
2/10/70			Management, Cornell University (2002-2005), and prior thereto he was an Account Team
Representative in Singapore for Applied Materials Inc. Officer of 33 registered investment companies managed by Eaton Vance or BMR.

MICHAEL A. CIRAMI	Vice President	Since 2007	Vice President of Eaton Vance and BMR. Previously, attended the University of Rochester William
12/24/75			E. Simon Graduate School of Business Administration (2001-2003), and prior thereto he was a
Team Leader for the Institutional Services Group for State Street Bank in Luxembourg. Officer of
33 registered investment companies managed by Eaton Vance or BMR.

CHRISTINE M. JOHNSTON	Vice President	Since 2004	Vice President of Eaton Vance and BMR. Officer of 35 registered investment companies managed
11/9/72			by Eaton Vance or BMR.

SCOTT H. PAGE	Vice President	Since 2007	Vice President of Eaton Vance and BMR. Officer of 15 registered investment companies managed
11/30/59			by Eaton Vance or BMR.

SUSAN SCHIFF	Vice President	Since 2004	Vice President of Eaton Vance and BMR. Officer of 35 registered investment companies managed
3/13/61			by Eaton Vance or BMR.

MARK S. VENEZIA	Vice President	Since 2005	Vice President of Eaton Vance and BMR. Officer of 35 registered investment companies managed
5/23/49			by Eaton Vance or BMR.

BARBARA E. CAMPBELL	Treasurer	Since 2005	Vice President of Eaton Vance and BMR. Officer of 173 registered investment companies managed
6/19/57			by Eaton Vance or BMR.

MAUREEN A. GEMMA	Secretary and Chief Legal Officer	Secretary since 2007 and Chief	Vice President of Eaton Vance and BMR. Officer of 173 registered investment companies managed
5/24/60		Legal Officer since 2008	by Eaton Vance or BMR.

PAUL M. O’NEIL	Chief Compliance Officer	Since 2004	Vice President of Eaton Vance and BMR. Officer of 173 registered investment companies managed
7/11/53			by Eaton Vance or BMR.

(1) The business address of each officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109.

(2) Includes both master and feeder funds in a master-feeder structure.

* Prior to becoming President of the Fund, Mr. Swaffield served as Vice President.

Investment Adviser and Administrator

     Eaton Vance Management, with its principal office at The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, serves as the investment adviser and administrator to the Fund.

Proxy Solicitation and Tabulation

     The expense of preparing, printing and mailing this Proxy Statement and enclosures and the costs of soliciting proxies on behalf of the Board of Trustees of the Fund will be borne by the Fund. Proxies will be solicited by mail and may be solicited in person or by telephone or facsimile by officers of the Fund, by personnel of its administrator, Eaton Vance, by the transfer agent, American Stock Transfer & Trust Company, or by broker-dealer firms. The expenses associated with the solicitation of these proxies and with any further proxies which may be solicited by the Fund’s officers, by Eaton Vance personnel, by American Stock Transfer & Trust Company, or by broker-dealer firms, in person, or by telephone or by facsimile will be borne by the Fund. A written proxy may be delivered to the Fund or its transfer agent prior to the meeting by facsimile machine, graphic communication equipment or similar electronic transmission. The Fund will reimburse banks, broker-dealer firms, and other persons holding shares registered in their names or in the names of their nominees, for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares. Total estimated proxy solicitation costs are approximately $32,000.

     All proxy cards solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the meeting, and which are not revoked, will be voted at the meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on the proxy card with respect to Proposal 1, it will be voted FOR the matters specified on the proxy card. All shares that are voted and votes to ABSTAIN will be counted towards establishing a quorum, as will broker non-votes. (Broker non-votes are shares for which (i) the beneficial owner has not voted and (ii) the broker holding the shares does not have discretionary authority to vote on the particular matter.) Accordingly, abstentions and broker non-votes which will be treated as shares that are present at the meeting but which have not been voted, will assist the Fund in obtaining a quorum, but will have no effect on the outcome of Proposal 1.

     A quorum requires the presence, in person or by proxy, of a majority of the outstanding shares of the Fund entitled to vote. In the event that a quorum is not present at the meeting, or if a quorum is present at the meeting but sufficient votes by the shareholders of the Fund in favor of the Proposal set forth in the Notice of this meeting are not received by February 27, 2009, the persons named as attorneys in the enclosed proxy may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of the meeting to be adjourned. The persons named as attorneys in the enclosed proxy will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such Proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the Fund. If any of the nominees are not elected by shareholders, the current Trustees may consider other courses of action.

Section 16(a) Beneficial Ownership Reporting Compliance

     Based solely upon a review of the copies of the forms received by the Fund, all of the Trustees and officers of the Fund, EVM and its affiliates, and any person who owns more than ten percent of the Fund’s outstanding securities have made all filings required under Section 16(a) of the Securities Exchange Act of 1934 regarding ownership of shares of the Fund for the Fund’s fiscal year ended October 31, 2008.

     The Fund will furnish without charge a copy of its most recent Annual and Semiannual Reports to any shareholder upon request. Shareholders desiring to obtain a copy of such reports should write to the Fund c/o American Stock Transfer & Trust Company, 59 Maiden Lane, New York, NY 10038. Shareholder reports are also available on the Eaton Vance website, www.eatonvance.com, by selecting "Closed-End Funds".

SHAREHOLDER PROPOSALS

     To be considered for presentation at the Fund’s 2010 Annual Meeting of Shareholders, a shareholder proposal submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 must be received at the Fund’s principal office c/o the Secretary of the Fund no later than the close of business August 28, 2009. Written notice of a shareholder proposal submitted outside of the processes of Rule 14a-8 must be delivered to the Fund’s principal office c/o the Secretary of the Fund no later than the close of business November 29, 2009 and no earlier than October 30, 2009. In order to be included in the Fund’s proxy statement and form of proxy, a shareholder proposal must comply with all applicable legal requirements. Timely submission of a proposal does not guarantee that such proposal will be included.

EATON VANCE SHORT DURATION DIVERSIFIED INCOME FUND

December 26, 2008

EXHIBIT A

EATON VANCE FUNDS AUDIT COMMITTEE CHARTER

I.	Composition of the Audit Committee.

The Audit Committee (the "Committee") of each registered investment company sponsored by Eaton Vance Management (each a “Fund”) shall be comprised of at least three Trustees appointed by the Board. All members of the Committee shall be Trustees who are not “interested persons” (as defined under the Investment Company Act of 1940, as amended) of any Fund or of the investment adviser or sub-adviser of any Fund (each, an “Independent Trustee” and collectively, the “Independent Trustees”). Unless otherwise determined by the Board of Trustees, the Chairperson of the Board of Trustees shall be a member of the Committee. A Chairperson of the Committee shall be appointed by the Board of Trustees on the recommendation of the Governance Committee.

The following requirements shall also be satisfied with respect to the membership and composition of the Committee:

	(1)	each member of the Committee shall have been determined by the Board of Trustees to have no material relationship that would interfere with the exercise of his or her independent judgment;

	(2)	no member of the Committee shall receive any compensation from a Fund except compensation for service as a member or Chairperson of the Board of Trustees or of a committee of the Board of Trustees;

	(3)	each member of the Committee shall also satisfy the applicable Committee membership requirements imposed under the rules of the NYSE Alternext US (formerly the American Stock Exchange) and New York Stock Exchange (and any other national securities exchange on which a Fund’s shares are listed), as in effect from time to time, including with respect to the member’s former affiliations or employment and financial literacy;

	(4)	at least one member of the Committee must have the accounting or related financial management expertise and financial sophistication required under applicable rules of the NYSE Alternext US and New York Stock Exchange; and

	(5)	unless it determines that no member of the Committee qualifies as an audit committee financial expert as defined in Item 3 of Form N-CSR, the Board of Trustees will identify one (or in its discretion, more than one) member of the Committee as an audit committee financial expert.

II.	Purposes of the Committee.

The purposes of the Committee are to:

	(1)	oversee each Fund’s accounting and financial reporting processes, its internal control over financial reporting, and, as appropriate, the internal control over financial reporting of certain service providers;

	(2)	oversee or, as appropriate, assist Board of Trustees oversight of the quality and integrity of the Funds’ financial statements and the independent audit thereof;

	(3)	oversee, or, as appropriate, assist Board of Trustees oversight of, the Funds’ compliance with legal and regulatory requirements that relate to the Funds’ accounting and financial reporting, internal control over financial reporting and independent audits;

	(4)	approve prior to appointment the engagement and, when appropriate, replacement of the independent registered public accountants (“independent auditors”), and, if applicable, nominate independent auditors to be proposed for shareholder ratification in any proxy statement of a Fund;

	(5)	evaluate the qualifications, independence and performance of the independent auditors and the audit partner in charge of leading the audit; and

	(6)	prepare such audit committee reports consistent with the requirements of applicable Securities and Exchange Commission, NYSE Alternext US and New York Stock Exchange rules for inclusion in the proxy statement for the annual meeting of shareholders of a Fund.

The primary function of the Committee is oversight. The Committee is not responsible for managing the Funds or for performing tasks that are delegated to the officers of any Fund, any investment adviser to a Fund, the custodian of a Fund, and other service providers for the Funds, and nothing in this charter shall be construed to reduce the responsibilities or liabilities of management or the Funds’ service providers, including the independent auditors. It is management's responsibility to maintain appropriate systems for accounting and internal control over financial reporting. Specifically, management is responsible for: (1) the preparation, presentation and integrity of the financial statements of each Fund; (2) the maintenance of appropriate accounting and financial reporting principles and policies; and (3) the maintenance of internal control over financial reporting and other procedures designed to assure compliance with accounting standards and related laws and regulations. The independent auditors are responsible for planning and carrying out an audit consistent with applicable legal and professional standards and the terms of their engagement letter, and shall report directly to the Committee. In performing its oversight function, the Committee shall be entitled to rely upon advice and information that it receives in its discussions and communications with management, the independent auditors and such experts, advisors and professionals as may be consulted by the Committee.

III.	Meetings of the Committee.

Meetings of the Committee shall be held at such times (but not less frequently than annually), at such places and for such purposes (consistent with the purposes set forth in this charter) as determined from time to time by the Board of Trustees, the Chairperson of the Board of Trustees, the Committee or the Chairperson of the Committee. The Committee shall set its agenda and the places and times of its meetings. The Audit Committee may meet alone and outside the presence of management personnel with any auditor of a Fund, and shall periodically meet separately with management, with internal auditors (or other personnel responsible for internal control of financial reporting), with any independent auditors rendering reports to the Committee or the Board of Trustees and with legal counsel. A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting, and the decision of a majority of the members present and voting shall determine any matter submitted to a vote. The Committee may adopt such procedures or rules as it deems appropriate to govern its conduct under this charter. Each Independent Trustee of the Board of Trustees shall receive notice of all Committee meetings, and such meetings shall be open for any Independent Trustee to attend.

IV.	Duties and Powers of the Committee.

To carry out its purposes, the Committee shall have the following duties and powers with respect to each Fund:

	(1)	To meet to review and discuss with management and the independent auditors the audited financial statements and other periodic financial statements of the Fund (including the Fund’s specific disclosures under the item “Management’s Discussion of Fund Performance”).

	(2)	To consider the results of the examination of the Fund’s financial statements by the independent auditors, the independent auditors’ opinion with respect thereto, and any management letter issued by the independent auditors.

	(3)	To review and discuss with the independent auditors: (a) the scope of audits and audit reports and the policies relating to internal auditing procedures and controls and the accounting principles employed in the Fund’s financial reports and any proposed changes therein; (b) the personnel, staffing, qualifications and experience of the independent auditors; and (c) the compensation of the independent auditors.

	(4)	To review and assess the performance of the independent auditors and to approve, on behalf of the Board of Trustees, the appointment and compensation of the independent auditors. Approval by the Committee shall be in addition to any approval required under applicable law by a majority of the members of the Board of Trustees who are not “interested persons” of the Fund as defined in Section 2(a)(19) of the 1940 Act. In performing this function, the Committee shall: (a) consider whether there should be a regular rotation of the Fund’s independent auditing firm; (b) discuss with the independent auditors matters bearing upon the qualifications of such auditors as “independent” under applicable standards of independence established from time to time by the Securities and Exchange Commission (“SEC”), the Public Company Accounting Oversight Board and other regulatory authorities; and (c) shall secure from the independent auditors the information required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as in effect from time to time. The Committee shall actively engage in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors.

	(5)	To pre-approve: (a) audit and non-audit services provided by the independent auditors to the Fund; and (b) non-audit services provided by the independent auditors to the adviser or any other entity controlling, controlled by or under common control with the adviser that provides on-going services to the Fund (“Adviser Affiliates”) if the engagement of the independent auditors relates directly to the operations and financial reporting of the Fund, as contemplated by the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) and the rules issued by the SEC in connection therewith (except, in the case of non-audit services provided to the Fund or any Adviser Affiliate, those within applicable de minimis statutory or regulatory exceptions), and to consider the possible effect of providing such services on the independence of the independent auditors.

(6)	To adopt, to the extent deemed appropriate by the Committee, policies and procedures for pre-approval of the audit or non-audit services referred to above, including policies and procedures by which the Committee may delegate to one or more of its members authority to grant such pre-approval on behalf of the Committee (subject to subsequent reporting to the Committee). The Committee hereby delegates to each of its members the authority to pre-approve any non-audit services referred to above between meetings of the Committee, provided that: (i) all reasonable efforts shall be made to obtain such pre-approval from the Chairperson of the Committee prior to seeking such pre-approval from any other member of the Committee; and (ii) all such pre- approvals shall be reported to the Committee not later than the next meeting thereof.

(7)	To consider the controls implemented by the independent auditors and any measures taken by management to ensure that all items requiring pre-approval by the Committee are identified and referred to the Committee in a timely fashion.

(8)	To receive at least annually and prior to the filing with the SEC of the independent auditors’ report on the Fund’s financial statements, a report from such independent auditors of: (i) all critical accounting policies and practices used by the Fund (or, in connection with any update, any changes in such accounting policies and practices), (ii) all material alternative accounting treatments within GAAP that have been discussed with management since the last annual report or update, including the ramifications of the use of the alternative treatments and the treatment preferred by the accounting firm, (iii) other material written communications between the independent auditors and the management of the Fund since the last annual report or update, (iv) a description of all non-audit services provided, including fees associated with the services, to any fund complex of which the Fund is a part since the last annual report or update that was not subject to the pre-approval requirements as discussed above; and (v) any other matters of concern relating to the Fund’s financial statements, including any uncorrected misstatements (or audit differences) whose effects management believes are immaterial, both individually and in aggregate, to the financial statements taken as a whole. If this information is not communicated to the Committee within 90 days prior to the audit report’s filing with the SEC, the independent auditors will be required to provide an update, in the 90 day period prior to the filing, of any changes to the previously reported information.

(9)	To review and discuss with the independent auditors the matters required to be communicated with respect to the Fund pursuant to Statement on Auditing Standards (SAS) No. 61 “Communication With Audit Committees,” as in effect from time to time, and to receive such other communications or reports from the independent auditors (and management’s responses to such reports or communications) as may be required under applicable listing standards of the national securities exchanges on which the Fund’s shares are listed, including a report describing: (1) the internal quality-control procedures of the independent auditors, any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditors, or by any inquiry or investigation by governmental or professional regulatory authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditors, and any steps taken to deal with any such issues; and (2) all relationships between the independent auditors and the Fund and any other relationships or services that may impact the objectivity and independence of the independent auditors. To the extent unresolved disagreements exist between management and the independent auditors regarding the financial reporting of the Fund, it shall be the responsibility of the Committee to resolve such disagreements.

(10)	To consider and review with the independent auditors any reports of audit problems or difficulties that may have arisen in the course of the audit, including any limitations on the scope of the audit, and management’s response thereto.

(11)	To establish hiring policies for employees or former employees of the independent auditors who will serve as officers or employees of the Fund.

(12)	With respect to each Fund the securities of which are listed on a national securities exchange, to: (a) provide a recommendation to the Board of Trustees regarding whether the audited financial statements of the Fund should be included in the annual report to shareholders of the Fund; and (b) to prepare an audit committee report consistent with the requirements of Rule 306 of Regulation S-K for inclusion in the proxy statement for the Fund’s annual meeting of shareholders.

	(13)	To discuss generally the Fund’s earnings releases, as well as financial information and guidance provided to analysts and rating agencies, in the event a Fund issues any such releases or provides such information or guidance. Such discussions may include the types of information to be disclosed and the type of presentation to be made. The Committee need not discuss in advance each earnings release or each instance in which earnings guidance may be provided.

	(14)	To consider the Fund’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken.

	(15)	To review and report to the Board of Trustees with respect to any material accounting, tax, valuation, or record- keeping issues which may affect the Fund, its respective financial statements or the amount of their dividend or distribution rates.

	(16)	To establish procedures for: (a) the receipt, retention, and treatment of complaints received by the Fund regarding accounting, internal accounting controls, or auditing matters; and (b) the confidential, anonymous submission by employees of the Fund or its service providers (including its investment advisers, administrators, principal underwriters and any other provider of accounting related services to the Fund) of concerns regarding questionable accounting or auditing matters. The Committee hereby establishes the procedures set forth in Appendix A hereto with respect to such matters.

	(17)	To direct and supervise investigations with respect to the following: (a) evidence of fraud or significant deficiencies in the design or implementation of internal controls reported to the Committee by the principal executive or financial officers of the Fund pursuant to the requirements of the Sarbanes-Oxley Act and related rules; and (b) any other matters within the scope of this charter, including the integrity of reported facts and figures, ethical conduct, and appropriate disclosure concerning the financial statements of the Funds.

	(18)	To review and recommend to the Board of Trustees policies and procedures for valuing portfolio securities of the Fund and to make recommendations to the Board of Trustees with respect to specific fair value determinations and any pricing errors involving such portfolio securities.

	(19)	To coordinate its activities with the other committees of the Board of Trustees as necessary or appropriate and to communicate with such other committees regarding any material concerns or questions such committees may wish to consider in exercising their respective powers.

	(20)	To act on such other matters as may be delegated to the Committee by the Board of Trustees from time to time.

	(21)	To review the adequacy of this charter and evaluate the Committee’s performance of its duties and responsibilities hereunder at least annually, and to make recommendations to the Board of Trustees for any appropriate changes or other action.

	(22)	To make recommendations to the Board of Trustees with respect to any of the above or such other matters as the Committee may deem necessary or appropriate in connection therewith.

V.	Reports to the Board of Trustees.

The Committee shall periodically report its activities to the Board of Trustees.

VI.	Resources and Authority of the Audit Committee.

The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to engage independent auditors for special audits, reviews and other procedures and to retain special counsel and other experts or consultants at the expense of the Funds. The Committee may determine the appropriate levels of funding for payment of compensation to such independent auditors, counsel, experts and consultants, and the ordinary administrative expenses of the Committee necessary or appropriate in exercising its powers and fulfilling its responsibilities under this charter, including the reasonable costs of specialized training for Committee members. The Committee shall have direct access to such officers and employees of the Funds, Eaton Vance Management and any of its affiliated companies and the Funds’ other services providers as it deems necessary or desirable.

APPENDIX A

EATON VANCE FUNDS

AUDIT COMMITTEE COMPLAINT PROCEDURES

This policy outlines the procedures that the Audit Committee (the "Committee") of each of the registered investment companies sponsored by Eaton Vance Management (each, a "Fund") shall employ with respect to complaints regarding accounting, internal accounting controls or auditing matters concerning each of the Funds ("Complaints"). Each Employee (as defined below) shall be provided with a copy of these procedures upon assuming his or her duties as an Employee, and annually thereafter.

I. Procedures for Receiving Complaints

All officers and employees of a Fund and, to the extent their duties relate to accounting, internal accounting controls or auditing matters for the Fund, the officers and employees of the Fund’s investment advisers, administrators, principal underwriters and any other provider of accounting related services to the Fund (collectively referred to herein as "Employees"), may make complaints anonymously and in a confidential manner as follows:

(1) The complaining Employee may place a telephone call to the Chairperson of the Committee. During this phone call, the Employee should identify the source of his or her Complaint and the practices that are alleged to constitute an impropriety with respect to accounting, internal auditing controls or auditing matters relating to a Fund, providing as much detail as possible.

(2) Alternatively, the Employee may submit to the Chairperson of the Committee (by hand, mail, e-mail or fax) a confidential memorandum which details the Employee’s Complaint and the practices that are alleged to constitute an improper accounting, internal auditing control or auditing matter, providing as much detail as possible.

(3) The name an contact information for the current Chairperson of the Committee will be provided to Employees when they are provided with a copy of these procedures.

II. Procedures for Treating Complaints

The Chairperson of the Committee or another member of the Committee will conduct an initial evaluation of each Complaint received by the Committee as soon as reasonably practicable following receipt. In connection with the initial evaluation, the Chairperson of the Committee (or such other of the Committee) will determine whether the Complaint actually relates to the accounting, internal accounting controls or auditing matters of a Fund and, if not, whether it should be reviewed by a party other than the Committee. The Chairperson of the Committee shall also determine whether the Complaint requires investigation by the Committee.

After the initial evaluation is complete, all Complaints requiring investigation by the Committee will be discussed at the next regularly-scheduled meeting of the Committee, or a specially-scheduled meeting in advance thereof. The Committee shall investigate the Complaints as follows:

(1) the Committee may choose to investigate the Complaint through its own members and/or with the assistance of counsel;

(2) the Committee may select a designee within the Fund or its service providers to investigate the Complaint, provided that the identify of the complaining Employee shall not be disclosed to such designee. Under no circumstances will a party who has direct supervisory control or who may be responsible for the action giving rise to the Complaint be charged with its investigation;

(3) the Committee may retain an outside party (other than the Fund’s independent auditors) to investigate the Complaint; or

(4) the Committee may investigate the Complaint in such other manner determined by the Committee.

Any party designated to investigate a Complaint shall be provided reasonable access to the Fund’s (and to the extent deemed necessary by the Committee, the Fund’s service providers’) employees, documents, and computer systems for purposes of conducting the investigation. At the conclusion of its investigation, which shall be completed promptly after referral of the Complaint, the investigating party will be responsible for making a full report to the Committee with respect to the Complaint and to make recommendations for corrective actions, if any, to be taken by the Fund. The Committee will then report to the Board of Trustees at its next regularly-scheduled meeting with respect to the Complaint and any corrective actions recommended by the Committee. If the Complaint involves improprieties of any member of the Board of Trustees, the Committee may make its report in an executive session of the Board of Trustees.

III. Procedures for Retaining Complaints

The Chairperson of the Committee will be responsible for ensuring that all Complaints received by the Committee, together with any documents pertaining to the Committee (or a designee’s) investigation and treatment of the Complaint, are retained for six years, or for such longer period as may be required by applicable law, in a manner consistent with preserving the anonymity of Employees who have submitted Complaints.

EATON VANCE SHORT DURATION DIVERSIFIED INCOME FUND Annual Meeting of Shareholders, February 27, 2009 Proxy Solicited on Behalf of Board of Trustees

HOLDERS OF COMMON SHARES

     The undersigned holder of Common Shares of beneficial interest of Eaton Vance Short Duration Diversified Income Fund, a Massachusetts business trust (the "Fund"), hereby appoints PAYSON F. SWAFFIELD, BARBARA E. CAMPBELL, MAUREEN A. GEMMA and DEBORAH A. CHLEBEK, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, February 27, 2009 at 2:30 P.M. (Eastern time), and at any and all adjournments or postponements thereof, and to vote all Common Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

PLEASE VOTE, DATE AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE TRUSTEES AS SET FORTH ON THE REVERSE SIDE AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

(Continued and to be signed on the reverse side)

COMMENTS:
[ ]

ANNUAL MEETING OF SHAREHOLDERS OF

Eaton Vance Short Duration Diversified Income Fund

February 27, 2009

Please sign, date, vote and
mail your proxy card in the
envelope provided as soon
as possible.

Please detach along perforated line and mail in the envelope provided.

PLEASE SIGN, DATE, VOTE & RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE    [X]

1. Election of Trustees:
TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX ON THE REVERSE
	NOMINEES:	SIDE OF THIS CARD.
[ ] FOR ALL NOMINEES	Benjamin C. Esty (Class I)
Thomas E. Faust Jr. (Class I)
[ ] WITHHOLD AUTHORITY	Allen R. Freedman (Class I)
FOR ALL NOMINEES	Helen Frame Peters (Class III)

[ ] FOR ALL EXCEPT
(See instructions below)

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: [ ]

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. [ ]

Meeting Attendance Mark the box to the right if you plan to attend the Annual Meeting. [ ]

Signature of Shareholder	Date:	Signature of Shareholder	Date:
[ ]	[ ]	[ ]	[ ]

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.